UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2024

SOUTHWESTERN ENERGY COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08246	71-0205415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive offices) (Zip Code)

(832) 796-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value of $0.01	SWN	New York Stock Exchange (1)

(1) The registrant’s common stock ceased being traded as of the close of the market on September 30, 2024 in connection with the closing of the Mergers described herein and will no longer be listed on the New York Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 1, 2024 (“Closing Date”), Southwestern Energy Company, a Delaware corporation (“Southwestern” or the “Company”), completed its previously announced merger with Chesapeake Energy Corporation, an Oklahoma corporation (“Chesapeake”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of January 10, 2024 (the “Merger Agreement”), by and among Southwestern, Chesapeake, Hulk Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Chesapeake (“Merger Sub”) and Hulk LLC Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Chesapeake (“Merger Sub LLC”). Pursuant to the Merger Agreement, immediately following the Effective Time, Chesapeake changed its name to “Expand Energy Corporation” (the “Company” or “Expand Energy”). In addition, Chesapeake changed its NASDAQ ticker symbol “CHK” to “EXE” and expects to begin trading under the “EXE” trading symbol effective as of the open of trading on the NASDAQ on October 2, 2024.

The Mergers

Pursuant to the Merger Agreement, at the Effective Time (as defined below), Merger Sub merged with and into Southwestern (the “First Merger”), with Southwestern surviving the First Merger as a direct wholly owned subsidiary of Chesapeake, and, subsequently, Southwestern merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity (the “Surviving LLC”) and as a direct, wholly owned subsidiary of Chesapeake (the “Second Merger”), and, subsequently, the Surviving LLC merged with and into Chesapeake, with Chesapeake continuing as the surviving entity (together, with the First Merger and Second Merger, the “Mergers”), and each eligible share of common stock of Southwestern, par value $0.01 per share (the “Southwestern Common Stock”) issued and outstanding immediately prior to the Effective Time was converted automatically into the right to receive 0.0867 (the “Exchange Ratio”) shares of Chesapeake Common Stock, with cash paid in lieu of the issuance of any fractional shares, in each case, as provided in the Merger Agreement.

In addition, at the Effective Time:

•	each outstanding and unexercised option award of Southwestern as of immediately prior to the Effective Time ceased to represent a right to acquire shares of Southwestern Common Stock and was automatically canceled and terminated without consideration payable or owed thereto;

•	each outstanding restricted stock award of Southwestern was automatically fully vested and each such restricted stock award was converted into the right to receive a number of shares of Chesapeake Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock attributable to such restricted stock award;

•	each outstanding restricted stock unit award of Southwestern under Southwestern’s Nonemployee Director Deferred Compensation Plan was automatically fully vested, canceled, and converted into the right to receive a number of shares of Chesapeake Common Stock equal to (i) the Exchange Ratio, multiplied by (ii) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award, together with accrued dividend equivalent payments in each case issuable and payable at the times specified in Southwestern’s Nonemployee Director Deferred Compensation Plan and in accordance with such director’s deferral elections as set forth in the applicable Deferred Compensation Agreement;

•	each outstanding restricted stock unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) who was terminated upon or immediately after the Effective Time, and was subject only to time-based vesting conditions, was fully vested, canceled and converted into the right to receive a number of shares of Chesapeake Common Stock equal to (A) the Exchange Ratio, multiplied by (B) the total number of shares of Southwestern Common Stock subject to each such restricted stock unit award, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding restricted stock unit award that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described above) and that was subject only to time-based vesting conditions was canceled and converted into an award of restricted stock units in respect of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Southwestern Common Stock subject to such restricted stock unit award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. Such restricted stock unit award shall vest and become payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in Chesapeake Common Stock);

•	each outstanding performance unit award that (i) was granted pursuant to the Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of the Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) that was terminated upon or immediately after the Effective Time was (A) automatically fully vested and became payable at the greater of (1) the level based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (2) the target level (the number of shares of Southwestern Common Stock payable pursuant to the foregoing, the “Earned Company Performance Shares”), and (B) canceled and converted into the right to receive a number of shares Chesapeake Common Stock equal to (1) the Exchange Ratio, multiplied by (2) the number of Earned Company Performance Shares, together with accrued dividend equivalent payments, in each case issuable and payable in accordance with the terms of the applicable award agreement;

•	each outstanding performance unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (and not described above) was deemed to correspond to a number of Earned Company Performance Shares, and was canceled and converted into an award of time-based vesting restricted stock units in respect of that number of shares of Chesapeake Common Stock (rounded to the nearest whole share) equal to (i) the number of Earned Company Performance Shares with respect to such performance unit award multiplied by (ii) the Exchange Ratio. Such restricted stock units shall time-vest at the end of the original performance period and are otherwise subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement (except that such award will be payable in shares of Chesapeake Common Stock);

•	each outstanding performance cash unit award of Southwestern that (i) was granted pursuant to Southwestern’s 2013 Incentive Plan, or (ii) was granted prior to the date of Merger Agreement and was held by an employee of Southwestern or its Subsidiaries (as defined in the Merger Agreement) who was terminated upon or immediately after the Effective Time was automatically fully vested and payable in cash in an amount equal to $1.00 per unit granted under such performance cash unit award multiplied by the greater of (A) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (B) 100%; and

•	each outstanding performance cash unit award of Southwestern that was granted pursuant to Southwestern’s 2022 Incentive Plan (other than those described above) was deemed earned at a level equal to $1.00 per unit granted under such performance cash unit award multiplied by the greater of (i) the percentage earned based on actual performance determined as of immediately prior to the Effective Time in accordance with the terms of the applicable award agreement and (ii) 100%. Such amount will vest and become payable in cash at the end of the original performance period associated with the corresponding performance cash unit award of Southwestern and was otherwise subject to and payable on the same terms and conditions (including “double-trigger” vesting provisions) as are set forth in the corresponding award agreement.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement

Southwestern Credit Agreement

In connection with the closing of the Mergers, prior to the Effective Time, Southwestern terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under that certain Amended and Restated Credit Agreement, dated as of April 8, 2022, by and among Southwestern, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of August 4, 2022 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Southwestern Credit Agreement”). In connection with the termination of the Southwestern Credit Agreement, on the Closing Date, all outstanding obligations for principal, interests and fees under the Southwestern Credit Agreement were paid off in full, and all liens securing such obligations and any letter of credit or hedging obligations permitted by the Southwestern Credit Agreement to be secured by such liens and guarantees of such obligations were released.

Item 2.01	Completion of Acquisition or Disposition of Assets

As discussed in the Introductory Note to this Current Report on Form 8-K, on October 1, 2024, Southwestern completed its previously announced merger with Chesapeake pursuant to the terms of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is a summary only, does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement. The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the completion of the Mergers, shares of Southwestern Common Stock were listed and traded on the New York Stock Exchange (the “NYSE”) under the trading symbol “SWN.” Pursuant to the Merger Agreement, Southwestern notified the NYSE of the Mergers and requested that the NYSE withdraw the listing of Southwestern Common Stock. Upon Southwestern’s request, on October 1, 2024, the NYSE filed a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Southwestern Common Stock and the deregistration of the Southwestern Common Stock under Section 12(b) of the Exchange Act. The trading of Southwestern Common Stock on the NYSE was suspended before the opening of the market on October 1, 2024, and the Southwestern Common Stock is no longer listed on the NYSE.

In addition, Chesapeake, as successor in interest to Merger Sub LLC, as successor in interest to Southwestern, intends to file with the SEC a Form 15 requesting that the reporting obligations of Southwestern under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

As a result of the consummation of the First Merger (the “Effective Time”), Southwestern became a wholly-owned subsidiary of Chesapeake. Immediately following the First Merger, Southwestern merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and a wholly owned subsidiary of Chesapeake, and subsequently, Merger Sub LLC merged with and into Chesapeake, with Chesapeake continuing as the surviving entity.

The information set forth under the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, all of the directors and officers of Southwestern, other than the General Counsel, ceased serving in such capacities, immediately prior to the Effective Time. Each of the former named executive officers of Southwestern and the principal accounting officer of Southwestern whose employment is also being terminated in connection with the Mergers will receive the following severance benefits pursuant to their respective executive severance agreements: (i) a lump sum payment equal to the sum of any annualized bonus accrued to such officer through such officer’s termination date and unpaid as of such date, plus the product of (a) 2.99 (for William J. Way, Carl F. Giesler, Jr. and Clayton A. Carrell) or 2.0 (for John P. Kelly and Colin P. O’Beirne) and (b) the sum of (1) the executive’s base salary as of the executive’s termination date plus (2) the maximum bonus opportunity available to the executive under the annual incentive bonus program and (ii) continued participation in certain health and welfare benefits from the employment termination date until the earliest of (x) the expiration of three years, (y) death or (z) the date he or she is afforded a comparable benefit at comparable cost by a subsequent employer. Additionally, the long-term incentive awards held by such officers will fully vest. The former directors of Southwestern will receive vested shares pursuant to their respective award agreements.

In addition, as contemplated by the Merger Agreement, effective as of the Effective Time, Catherine A. Kehr, John D. Gass, Shameek Konar and S. P. “Chip” Johnson IV, who were members of the board of directors of Southwestern, immediately prior to the Effective Time, were appointed to Chesapeake’s board of directors. Chris Lacy, who was Senior Vice President, General Counsel and Secretary of Southwestern prior to the Effective Time, was appointed as Chesapeake’s Executive Vice President, General Counsel and Corporate Secretary, as of the Effective Time.

Item 7.01	Regulation FD Disclosure

On October 1, 2024, Chesapeake issued a press release announcing the completion of the Mergers and other matters.

The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated January 10, 2024, by and among Southwestern Energy Company, Chesapeake Energy Corporation, Hulk Merger Sub, Inc. and Hulk LLC Sub, LLC (incorporated by reference to Exhibit 2.1 to Southwestern Energy Company’s Current Report on Form 8-K filed on January 11, 2024).

99.1	Press Release, dated October 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

  * Annexes, schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Date: October 1, 2024	By:	/s/ Christopher Lacy
	Name:	Christopher Lacy
	Title:	Senior Vice President, General Counsel and Secretary

[Signature Page to Closing 8-K]